UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 19, 2009

____________________________

TRIST HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-52315	20-1915083
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

PO BOX 4198, NEWPORT BEACH, CA 92661
(Address of principal executive offices, including zip code)

(949) 903-0468
(Registrant's telephone number, including area code)

7030 HAYVENHURST AVE, VAN NUYS, CALIFORNIA 91406
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.01.                      Changes in Control of Registrant

Revolving Note

On October 19, 2009, Trist Holdings, Inc., a Delaware corporation (“Company”), entered into a Revolving Promissory Note (the “Revolving Note”) with Landbank, LLC (“Landbank”).   Under the terms of the Revolving Note, Landbank agreed to advance to the Company, from time to time and at the request of the Company, amounts up to an aggregate of $500,000 until October 19, 2010.  All advances shall be paid on or before October 19, 2010 and interest shall accrue from the date of any advances on any principal amount withdrawn, and on accrued and unpaid interest thereon, at the rate of eight percent (8%) per annum, compounded annually.  The Company’s obligations under the Revolving Note will accelerate upon a bankruptcy event of the Company, any default by the Company of its payment obligations under the Revolving Note or the breach by the Company of any provision of any material agreement between the Company and the noteholder.  As of the date of the Revolving Note, $336,518 was deemed outstanding under the Revolving Note.  A copy of the Revolving Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Sale (as described below), the Note was assigned to Woodman Management Corporation (“Woodman”) and Europa International, Inc. (“Europa”) in equal parts. The Note was cancelled, and new notes (the “Replacement Notes”) were issued by the Company to Woodman and Europa on October 19, 2009. The Replacement Notes contain identical terms and conditions to the Note, except that each Replacement Note provides that the noteholder will advance up to $250,000.  As of the date of the Replacement Notes, $168,259 was deemed outstanding under each Replacement Note.  A copy of each Replacement Note is attached to this Current Report on Form 8-K as Exhibit 10.2 and 10.3 and is incorporated herein by reference.

Share Purchase Agreement

On October 19, 2009, pursuant to a Share Purchase Agreement of the same date between Landbank Acquisition, LLC (“LALLC”), the Company’s former majority stockholder and the parent company of Landbank, Landbank, Woodman and Europa, LALLC sold to Woodman and Europa an aggregate of 79,311,256 shares of Company common stock as well as all notes and liabilities due LALLC or Landbank from the Company in exchange for aggregate cash consideration equal to $165,000 (the “Sale”).

The Sale resulted in a change in control of the Company whereby each Purchaser acquired 39,655,628 shares of Company common stock, which shares represent, 44.43% individually, or 88.9% in the aggregate, of the Company’s outstanding common stock.  Each Purchaser also became a party to the Company’s Registration Rights Agreement dated December 31, 2007 between the Company and LALLC.

As part of the Sale, the Purchasers also acquired the Replacement Notes (as described above) and a demand note in the principal amount of $500,000 dated December 31, 2007 which had previously been issued to LALLC by the Company (the “Demand Note”).  The Demand Note was cancelled and new notes (the “Replacement Demand Notes”) were issued by the Company to the Purchasers.  The Replacement Demand Notes contain identical terms and conditions to the Demand Note, except that each Replacement Demand Note was issued in the principal amount of $250,000.  A copy of each Replacement Demand Note is attached to this Current Report on Form 8-K as Exhibit 10.4 and 10.5 and is incorporated herein by reference.

To the Company’s knowledge, the source of funds used by Woodman and Europa were their own invested funds.

There are no arrangements or understandings among members of both the former and new control groups or their associates with respect to the election of directors or other matters.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2009, Ray Gaytan resigned as a member of the Board of Directors of Trist Holdings, Inc.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number                                           Description

10.1	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Landbank, LLC
10.2	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Woodman Management Corporation
10.3	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Europa International, Inc.
10.4	Demand Note dated October 19, 2009 by and among Trist Holdings, Inc. and Woodman Management Corporation
10.5	Demand Note dated October 19, 2009 by and among Trist Holdings, Inc. and Europa International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIST HOLDINGS, INC.
(Registrant)

By:   /s/ Eric Stoppenhagen__________
Eric Stoppenhagen
Interim President

Dated: October 23, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Landbank, LLC
10.2	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Woodman Management Corporation
10.3	Revolving Promissory Note dated October 19, 2009 by and among Trist Holdings, Inc. and Europa International, Inc.
10.4	Demand Note dated October 19, 2009 by and among Trist Holdings, Inc. and Woodman Management Corporation
10.5	Demand Note dated October 19, 2009 by and among Trist Holdings, Inc. and Europa International, Inc.